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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 1, 2002

                                 MangoSoft, Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                          0-30781              87-0543565
-------------------------------   -----------------------  ------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
       incorporation)                                      Identification No.)


                   12 Pine Street Extension, Nashua, NH 03060
                ------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (603) 324-0400

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Item 5. Other Events.

     On November 1, 2002 the Registrant officially relocated its principle business offices to 12 Pine Street Extension, Nashua, NH 03060.

     On November 22, 2002, MangoSoft, Inc., and its wholly owned subsidiary MangoSoft Corporation, filed a complaint, civil action number 02-CV-545, in the United States District Court, District of New Hampshire against Oracle Corporation for infringement of U.S. Patent No. 6,148,377 and U.S. Patent No. 5,918,229.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MANGOSOFT, INC.


                                            By:    /s/ Dale Vincent
                                                -----------------------------
                                                Dale Vincent
                                                Chief Executive Officer

Date: December 6, 2002